Exhibit 99.1
 Q1 FY2016 Financial Results PresentationOctober 14, 2015

 Forward-Looking Statements  Notice Regarding Forward Looking StatementsThis presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding AngioDynamics’ expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include the words such as “expects,” “reaffirms,” “intends,” “anticipates,” “plans,” “believes,” “seeks,” “estimates,” “optimistic,” or variations of such words and similar expressions, are forward-looking statements. These forward looking statements are not guarantees of future performance and are subject to risks and uncertainties. Investors are cautioned that actual events or results may differ from AngioDynamics’ expectations. Factors that may affect the actual results achieved by AngioDynamics include, without limitation, the ability of AngioDynamics to develop its existing and new products, technological advances and patents attained by competitors, future actions by the FDA or other regulatory agencies, domestic and foreign health care reforms and government regulations, results of pending or future clinical trials, overall economic conditions, the results of on-going litigation, the effects of economic, credit and capital market conditions, general market conditions, market acceptance, foreign currency exchange rate fluctuations, the effects on pricing from group purchasing organizations and competition, the ability of AngioDynamics to integrate purchased businesses, as well as the risk factors listed from time to time in AngioDynamics’ SEC filings, including but not limited to its Annual Report on Form 10-K for the year ended May 31, 2015. AngioDynamics does not assume any obligation to publicly update or revise any forward-looking statements for any reason. In the United States, the NanoKnife System has received a 510(k) clearance by the Food and Drug Administration for use in the surgical ablation of soft tissue, and is similarly approved for commercialization in Canada, the European Union and Australia. The NanoKnife System has not been cleared for the treatment or therapy of a specific disease or condition.EmboMedics microsphere products have not been reviewed by the U.S. Food and Drug Administration or any other international regulatory body at this time; as such they are currently not available for sale by AngioDynamics.Notice Regarding Non-GAAP Financial MeasuresManagement uses non-GAAP measures to establish operational goals, and believes that non-GAAP measures may assist investors in analyzing the underlying trends in AngioDynamics’ business over time. Investors should consider these non-GAAP measures in addition to, not as a substitute for or as superior to, financial reporting measures prepared in accordance with GAAP. In this presentation, AngioDynamics has reported non-GAAP sales growth, non-GAAP gross margin, non-GAAP operating income, adjusted EBITDA (income before interest, taxes, depreciation and amortization), non-GAAP net income and non-GAAP earnings per share. Additionally, this press release evaluates results on a constant currency basis. As a non-GAAP measure, constant currency excludes the impact of foreign currency exchange rate fluctuations. Management uses these measures in its internal analysis and review of operational performance. Management believes that these measures provide investors with useful information in comparing AngioDynamics’ performance over different periods. By using these non-GAAP measures, management believes that investors get a better picture of the performance of AngioDynamics’ underlying business. Management encourages investors to review AngioDynamics’ financial results prepared in accordance with GAAP to understand AngioDynamics’ performance taking into account all relevant factors, including those that may only occur from time to time but have a material impact on AngioDynamics’ financial results. Please see the tables that follow for a reconciliation of non-GAAP measures to measures prepared in accordance with GAAP.  *

Profile of AngioDynamics

Global, leading provider of innovative, image guided, minimally invasive solutions.

Company Profile

Founded: 1998
IPO: May 2004
ANGO (NASDAQ)

Employee Base:
1,300 employees
7 operating locations

Franchises:
Peripheral Vascular
Vascular Access
Oncology/Surgery

Global Footprint:
210+ global sales team in U.S., Australia, Canada, France, Germany, Netherlands and U.K.
Present in 50+ markets through 110+ distributors





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 Performance Update  *  Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, recalls, product discontinuations and amortization of intangible assets.Excludes impact of our supply agreement On a constant currency basis.  Q1 FY16 Results        Innovative Technology  Above Market Growth  Operational Excellence  Develop innovative technology that improves patient outcomes while reducing overall healthcare costs  Focusing investments in categories and geographic markets that offer sustainable, profitable growth  Enhancing profitability by driving operation excellence across the entire organization   Key Growth Drivers

 Leadership  Joseph M. DeVivoPresident & CEO  Mark FrostEVP & CFO  John SotoEVP & CCO  Stephen TrowbridgeSVP & General Counsel  Barbara KucharczykSVP, Operations  Mark StephensSVP, Administration  Gary BarrettSVP, RA/QA  *  Benjamin DavisSVP, Business Development

AngioDynamics in FY15

FY15
1% Sales Growth; 51% GM

Sales by Franchise
- Peripheral Vascular: $193M
- Vascular Access: $108M
- Oncology/Surgery: $52M

Total: $353M*


High
Std
Gross
Margin
Low
Sales Growth
Harvest
Invest
Fix/Divest
Scale
-25%
-20%
-15%
-10%
-5%
0%
5%
10%
15%
20%
25%
30%
Resection
AngioVac
NanoKnife
RFA
Venous
Core PV
Dialysis
Microwave
Ports
PICCs
Fluid Mgmt
Other Access

* Excludes BCS supply agreement. With supply agreement FY15 net sales were $357.0M.

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Operational Improvements Plan and Impact

Phase 1 - *COMPLETE*

- Implement near term product family consolidation / elimination opportunities ✓
- Target indirect procurement supplier consolidation and processes ✓
- Compress Queensbury shift structure through deployment of Operational Excellence and Capex ✓
- Re-align manufacturing organizational leadership ✓

Phase 2 – *EXECUTING*

- Site consolidation:
  - Queensbury repurposed as Distribution Center for NY region ✓
  - Products moved from Queensbury to Glens Falls — IN PROCESS
  - Manchester as center of excellence for Hardware, Disposables and Ports — IN PROCESS
- Comprehensive product family consolidation — IN PROCESS
- Direct procurement consolidation — IN PROCESS

Phase 3 - *PLANNING*

- Global distribution strategy — IN PROCESS
- Assess global manufacturing footprint — IN PROCESS
- Selective off shoring – e.g. Costa Rica, Malaysia, Singapore — IN PROCESS

OpEx Net Savings Per Year



$ in millions
$2.2
$3.6
$4.7
$4.6
$4.5
2014A
2015A
2016E
2017E
2018E

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 *  FY16  FY16  FY16  FY16  FY16  FY16  FY16  FY17  FY17  FY17  FY18  FY18  FY18  Strong Product Development Pipeline*  *Timelines are estimated and subject to change.  FY16  FY17

 *  FY18  FY16  Clinical Studies*  O/SLEIDEN – NanoKnife Pancreas CROES Prostate Registry CROES II Prostate Randomized Clinical TrialNEAT – NanoKnife Prostate AHPBA Pancreas and Liver Registry  Investigator Initiated Trials  PVRAPID AngioVac Registry VAPROBES Port Clinical TrialPICC Retrospective Clinical TrialDECIDE Dialysis Clinical Trial  *Timelines are estimated and subject to change.  FY16  FY16

 Resection  Core PV  Dialysis  NanoKnife  AngioVac  PICCs  FluidMgmt  Ports  Other Access  Microwave  RFA  Venous  Sales Growth  StdGrossMargin  High  Low  AngioDynamics in FY20  FY209% 5YR Sales CAGR; 59% GM  Sales by FranchisePeripheral Vascular: ̴$271.5MVascular Access: ̴$173.5MOncology/Surgery: ̴$108.0MTotal: ̴$553M   Embolics  *

 Peripheral Vascular Franchise   *  $1.6B Market  12% Share  $ in millions  Q1 FY16  YoY Growth  FY15 YoY Growth  Fluid Mgmt.  $19  -9%  1%  Venous  $12  4%  -4%  Thrombus Mgmt.  $4  14%  5%  Other Core Products  $12  4%  0%  Total PV  $47  0%  0%  Recent Events:Next generation AngioVac launchedUCLA initiated RAPID, a multicenter, prospective registry of real world AngioVac use SeCure clinical trial launched for expanded EVLT indication

Thrombus Management Market Summary

Venous Thromboembolism (VTE) Incidence

- Overall ~1 Million VTE Events per year in U.S.
- Overall 300,000 VTE Deaths per year in U.S. – #3 cause



Cases Per Year
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
DVT
PE
TOTAL VTE

	DVT	PE	TOTAL VTE
FATAL	2,000	294,000	296,000
NON-FATAL	376,000	237,000	613,000



Heart...
595,000
Cancer
574,000
VTE
296,000
COPD
138,000
Stroke
129,000

Additional: Annual Incidence

Catheter/Lead RA	200,000
RA Mass	47,000
IVCF Thrombosis	14,000
TV Endocarditis	2,500

Current Treatment Options

- Surgical Embolectomy
- Mechanical / PharmacoMechanical
- Oral Anticoagulation
- Systemic and Catheter Directed Thrombolysis

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Source:
Heit JA, et al. Blood. 2005;106:267A.
Murphy SL, et al. Deaths: Preliminary Data for 2010. National Vital Statistics Reports; 2012

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 Vascular Access Franchise  *  $1.0B Market  11% Share  $ in millions  Q1 FY16  YoY Growth  FY15 YoY Growth  PICCs  $11  -14%  -6%  Ports  $8  -2%  7%  Dialysis  5  9%  8%  Total VA  $25  -7%  1%  Recent Events:510(k) clearance of BioFlo Midline catheterBioFlo DuraMax chronic hemodialysis catheter CE MarkAwarded two contracts by Novation for BioFlo PICCs and PortsCelerity “no chest x-ray” claim received

 BioFlo Technology  The BioFlo family of products, including PICCs, ports and dialysis catheters, are the only vascular access products manufactured with Endexo Technology, a permanent and non-eluting integral polymer.  1. Based on benchtop test results which may not be indicative of clinical results. Data on file. 2. Based on benchtop testing performed up to two hours using bovine blood, which may not be indicative of clinical results. Data on file. 3. The reduction in thrombus accumulation (based on platelet count) is supported by acute in-vitro testing. Pre-clinical in-vitro evaluations do not necessarily predict clinical performance with respect to thrombus formation. 4. Based on benchtop testing performed up to two hours using bovine blood which may not be indicative of clinical results. Data on file.  *    BioFlo PICCs  BioFlo Ports  BioFlo Dialysis  Vs. common PICCs  87%1  -  -  Vs. conventional non-coated port catheters  -  96%2  -  Vs. conventional non-coated dialysis catheters  -  -  90%3  Vs. heparin-coated dialysis catheters  -  -  83%4  Less Thrombus Accumulation  BioFlo DuraMax at 10X magnificationCatheter has minimal visible thrombus, fibrin-sheath or clot.Conventional non-coated catheter at 10X magnificationCatheter with thrombus accumulation.Heparin coated catheter at 10X magnificationCatheter with thrombus accumulation.

 Reducing Healthcare Costs  Facility 1 1,251 BioFlo PICCs placed85% reduction in symptomatic UEDVT 7 UEDVTs reported from 1251 PICCsUEDVT rate of .45% versus prior 3.1% Facility 2272 BioFlo PICCs placed42% reduction in Occlusions19.7% reduction in baseline occlusion rate Facility 3776 BioFlo PICCs placed65% reduction in tPA use47% reduction in occlusionsFacility 41,212 BioFlo PICCs placed65% reduction in declots36% reduction in DVTs  Clinical Results*  *Clinical results were publicly reported by independent facilities based upon their individual clinical experience. These results do not reflect data gathered by AngioDynamics pursuant to a clinical trial. Individual results may vary from those set forth above.   Facility 5533 BioFlo PICCs placed66% reduction on occlusions75% reduction in tPA25% reduction in DVTs   *

 Celerity Tip Location  Tip location, coupled with our innovative BioFlo Technology, will improve our competitive position in the PICC market.  Ease of use  Use with existing ultrasound  Three lead EKG-based platformPredictable and reliable confirmation  50% less cost vs. competitors  Clinical efficacy  Cost effective         Fall 2013: Canadian Launch March 6, 2014: Acquired regulatory control over Celerity platform and rights to next generation technology Mid-summer 2014: U.S. Clearance Fall 2014: File for no x-ray Winter 2014/15: No x-ray clearance Winter 2016: Navigation    *  

 Leveraging BioFlo to Win Contracted Business  The Market  ̴30% of ANGO Sales are Contracted  AngioDynamics  2 0 1 2  2 0 1 3  2 0 1 4  2 0 1 5  Novation Awards ANGO New Technology Award for BioFlo PICCs8/1/2014   Premier Awards ANGO PICC Contract 7/1/2013  HealthTrust Awards ANGO PICC Contract 1/1/20158/1/2014   FDA Approves BioFlo PICCs8/1/2012  4,872Hospitals Purchasing PICCs under a GPO Agreement  90%   5,686Registered Acute Care Hospitals  5,441Acute Care Hospitals Purchasing PICCs  GPO Contract History  3,972  # of Hospitals that ANGO can officially sell PICCs through a GPO Contract   0

 Oncology/Surgery Franchise  *  $225M Market  22% Share  $ in millions  Q1 FY16  YoY Growth  FY15 YoY Growth  Thermal Ablation  $7  5%  -3%  NanoKnife  $3  -20%  25%  Resection/Other  $1  -33%  4%  Total O/S  $11  -9%  6%  Recent Events:Dr. Robert Martin, Director of Surgical Oncology, published pancreatic cancer study in the Annals of Surgery510(k) clearance of NanoKnife System generator and FDA issued certificates to Foreign Governments (CFGs)First patient treated in CROES NanoKnife prostate cancer trialEmboMedics Agreement136 total NanoNnife installs as of Aug. 31, 2016

 Expanding Leadership in Tissue Ablation  THERMAL  NON-THERMAL  AngioDynamics offers a full complement of tissue ablation products that provide clinicians maximum choice in treating patients.  *

Re-Entering the Embolization Market

On April 9, 2015, AngioDynamics entered an agreement with EmboMedics Inc., which develops injectable and resorbable microspheres, and expects to file for U.S. FDA 510(k) clearance for the embolization of hypervascular tumors by January 2016.



$150M
Worldwide Addressable Market

Terms

- Initial $2M equity investment
- May make $9M additional investments based on milestones

Investment Strategy

- ✔ Novel Technology
- ✔ Highly margin accretive
- ✔ Worldwide rights for direct and distributor sales
- ✔ Pathway to own technology

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International Growth Strategy

International Quarterly Growth Rates



FY15
9%
Growth(a)
25%
20%
15%
10%
5%
0%
-5%
-10%
-15%
Q1 FY14
Q2 FY14
Q3 FY14
Q4 FY14
Q1 FY15
Q2 FY15
Q3 FY15a
Q4 FY15a
Q1 FY16a



Market led, efficient and aligned

- Region-based business model improves competitiveness
- Increases direct market expansion
- New product introductions and full registration of product portfolio
- Delivers operating margin improvement
- Aligns talent and organization to ensure consistent execution of the Company's strategy

(a) On a constant currency basis.

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*  Sales      $ in millions, except per share amounts  Q1 2016(a)  YoY Growth  WW  $83.7  -4%  WW(b)(c)  $84.0  -2%  PV(b)  $47.1  0%  VA(b)  24.6  -7%  O/S(b)  $11.3  -9%  US(b)  $68.4  0%  Int’l(b)  $14.7  -17%  Int’l(c)  $15.7  -11%    Q1 2016(d)  YOY Growth  Adjusted EBITDA  $11.9  -17%  Adjusted EPS  $0.11  -31%  Adjusted EPS(c)  $0.12  -25%  Fiscal First Quarter Results  There were 65 days and 64 days in the three months ended August 31, 2015 and 2014, respectively.Excludes impact of our supply agreement.Constant-currency basisAdjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, recalls, product discontinuations and amortization of intangible assets.  Fiscal Guidance*  Fiscal Guidance*  Fiscal Guidance*  $ in millions, except per share amounts  Q2  Full-Year  Sales(c)  $87-$91  $364-$370  Adjusted EPS(d)  $0.13-$0.15  $0.62-$0.66  *Guidance is as of October 8, 2015. No updates have been provided since this date.

 AngioDynamics Transformation  On a pro forma basis prior year sales for AngioDynamics and Navilyst Medical were $344.6 million.Excludes impact of our supply agreement.Constant-currency basis  Investor Profile  Major acquisitions – Navilyst (2012), Vortex Medical (2012), Microsulis (2013)Disruptive technology in PV, VA and O/S markets with strong product pipelineSignificant international opportunityOperational Excellence Program in place to drive margin expansionEmerging GPO presence  Net Sales   FY20 Net Sales$553M59%Gross Margin  *    FY11  FY12  FY13  FY14  FY15  Net Sales  $216M  $222M  $342M  $354M  $357M  Reported Growth  0%  3%  54%  4%  1%  Pro Forma  0%  3%  -1%(a)  4%  1%  Adjusted Growth  -  -  -  5%(b)  2%(b)(c)
 *  $ in millions  Aug 31, 2015  May 31, 2014  Cash & investments  $22.0  $20.1  Net working capital  $99.4  $94.6  Total assets  $771.8  $773.6  Total debt  $136.4  $137.7  Total stockholder’s equity  $547.1  $545.0        $ in millions, except per share amounts  3 months ended Aug 31, 2015  3 months ended Aug 31, 2014  Cash Flow from operations  $4.7  $5.4  CFFO/share  $0.13  $0.15  Free Cash Flow  $4.0  $0.02  Balance Sheet & Cash Flow

 *  $ in millions, except per share amounts  3 months ended Aug 31, 2015  3 months ended Aug 31, 2014  Sales  $83.7  $87.3  Gross margins  51.5%  52.5%  Operating expenses  $35.2  $35.1  Operating income  $8.0  $10.7  Operating margin  9.5%  12.3%  Net Income (loss)  $4.0  $5.7  EPS  $0.11  $0.16  EBITDA  $11.9  $14.3  Adjusted Income Statement(a)  Adjusted results exclude costs relating to acquisitions, debt financing, business restructuring, litigation, facility consolidations, amortization of basis step-up of acquired inventory, revaluation of contingent earn outs related to acquisitions, recalls, product discontinuations and amortization of intangible assets.